                                                                    EXHIBIT 10.1

                                FOURTH AMENDMENT
                                  OEM AGREEMENT


This Fourth Amendment is entered into effective as of the Amendment Effective Date set forth below by and between Hyperion Solutions Corporation ("Hyperion") and SPSS, Inc. ("SPSS") for the purpose of amending the OEM Agreement between the parties dated November 5, 2004 as amended by the First Amendment dated December 1, 2004; the Second Amendment dated December 1, 2004; and, the Third Amendment dated December 30, 2004 (collectively, the "Agreement").

WHEREAS, Hyperion and SPSS now desire to amend this Agreement to (1) permit SPSS to port Hyperion System 9 Software to the IBM AS/400 platform or any direct successor platform; and (2) have SPSS maintain and support, but not distribute or sublicense, the ported Hyperion System 9 Software.

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Capitalized terms not defined herein have the same meaning as in the Agreement.

2. Amend Section 2(a) by inserting the following terms at the end of the second sentence: "and the source code access controls and handling requirements contained in Exhibit I."

3.   Amend Section 2(a) by inserting the following terms at the end of such
     Section: "SPSS shall not provide access to Source Code to any third party or subcontract some or all of its port development obligations herein to any third party (without limitation subcontractors or consultants) without Hyperion's prior written consent which Hyperion may give or withhold in its sole reasonable discretion. Notwithstanding the foregoing, SPSS shall be liable for subcontractor's and any other third party's compliance with the terms of this Agreement, including but not limited to the Source Code controls and procedures set forth in Exhibit I, as well as their performance of the port development services.

4. Amend Section 2(b) by adding the following sentences at the of the paragraph:

     "Notwithstanding the foregoing, Hyperion does not grant to SPSS any right to distribute nor sublicense any Hyperion System 9 Software and successor versions (Ported or Non-Ported). For avoidance of doubt, any grant of license to distribute Software hereunder shall not apply to Hyperion System 9 Software and successor versions."

5. Amend Section 2(d) by adding the following sentences at the end of the paragraph:

     "Notwithstanding the foregoing, Hyperion does not grant to SPSS any right to distribute nor sublicense any Hyperion System 9 Software and successor versions (Ported or Non-Ported). For avoidance of doubt, any grant of license to distribute Software hereunder shall not apply to Hyperion System 9 Software and successor versions."

6. Amend Section 2(g) by adding the following sentences at the end of the paragraph:

     "Notwithstanding the foregoing, and solely in connection with Hyperion System 9 Software, and successor versions, (1) Hyperion shall offer annual Support to End Users with every ported Hyperion System 9 Software, and successor versions, Hyperion distributes; (2) SPSS shall provide First, Second and Third Level Support to such End Users on behalf of Hyperion in accordance with Exhibit II to this Amendment; (3) SPSS shall continue to develop, support and maintain, as applicable, its own intellectual property that enables Hyperion System 9 Software, and successor versions, to be compatible with the IBM AS/400 platform or any direct successor platform; and (4) in consideration of the foregoing 2 and 3 Hyperion shall pay SPSS * percent (*%) of the actual End User annual Support fee charged by Hyperion for standard Hyperion Support purchased by the End User. The foregoing *% amount is based on Hyperion's standard Support program which is the equivalent support level that SPSS will provide as described in Exhibit II. The parties shall in good faith negotiate a mutually acceptable amount in the event that SPSS agrees to provide more than the standard support services that are currently described in Exhibit II. Within thirty (30) days following the end of each calendar quarter, for each Hyperion customer who purchases or renews Support for the ported version of Hyperion System 9, or a successor version, Hyperion shall report to SPSS in writing the End-User's name, the actual annual End User Support fee charged by Hyperion and the amount owed to SPSS. Hyperion shall pay SPSS the amount due within forty-five (45) days of the close of the quarter."

7. Amend Section 2(h) by adding the following sentences at the end of the paragraph:

     "Notwithstanding the foregoing, Hyperion does not grant to SPSS any right to distribute nor sublicense any Hyperion System 9 Software and successor versions (Ported or Non-Ported). For avoidance of doubt, any grant of license to distribute Software hereunder shall not apply to Hyperion System 9 Software and successor versions."

8. Amend Section 2(j) by adding the following sentences at the end of the paragraph:

     "Notwithstanding the foregoing, Hyperion does not grant to SPSS any right to distribute nor sublicense any Hyperion System 9 Software and successor versions (Ported or Non-Ported). For avoidance of doubt, any grant of license to distribute Software hereunder shall not apply to Hyperion System 9 Software and successor versions."

9. Amend Section 3(a) by adding the following sentences at the end of the paragraph:

     "Notwithstanding the foregoing and subject to a potential referral fee, and solely in connection with Hyperion System 9 Software and successor versions, Hyperion may distribute and sublicense the ShowCase AS/400 Port to any End User, including any of SPSS' Named Accounts without SPSS' approval and Hyperion shall fulfill its orders for the ShowCase AS/400 Port."

10. Amend Section 4(a) as follows: (1) Delete "three (3) years" and replace it with "eight (8) years."

11.  Delete Section 5(c) in its entirety.

12. Amend Section 6(a) by adding the following sentences at the end of the paragraph:

     "If an End User who purchased licenses for the ShowCase AS/400 Port from SPSS, or any existing SPSS end user customer who is not a current Hyperion customer and who purchased licenses for any SPSS product ported to the IBM iSeries platform, desires to purchase Hyperion System 9 licenses, or a successor version, of the ShowCase AS/400 Port, then SPSS may refer such End User or customer to Hyperion by completing the Hyperion Marketing Assistance Fee (MAF) qualifying form set forth in Exhibit III and submitting it to Hyperion via fax or email as indicated in Exhibit III to register the sales opportunity for approval by Hyperion. A MAF request is valid for six (6) months after approval by Hyperion and no MAF request can be outstanding for more than 6 months. If, and only if, (i) such End User contracts directly with Hyperion by signing Hyperion's Software License Agreement for the purchase of such licenses, and (ii) such End User orders the Software licenses directly from Hyperion, then SPSS shall be entitled to a * percent (*%) referral fee based on the actual software license revenue Hyperion receives from the End User; provided, however, that (a) the maximum referral fee amount that can be received by SPSS for a single opportunity is either $* USD for the



*Confidential treatment requested; material has been filed separately with the Securities and Exchange Commission.

     ShowCase AS/400 Port customer referrals only or $* USD for all other customer referrals permitted under this Section. Within thirty (30) days following the end of each calendar quarter, Hyperion shall report to SPSS in writing if any referrals closed within such calendar quarter. Included in such report shall be the End-User's name and the amount of the license fee charged to the End User by Hyperion. Hyperion shall pay SPSS any referral fees due within forty-five (45) days of the close of the quarter in which a referred license transaction was closed. The parties agree that if an End-User wishes to transfer to Hyperion System 9, or a successor version, during a current maintenance period that SPSS will not credit such End-User any of the maintenance fees paid to SPSS."

13.  Delete Section 6(b) and replace it with the following:

     "6(d) SUPPORT FOR SHOWCASE AS/400 PORT SALES BY HYPERION. SPSS shall provide First, Second and Third Level Support on behalf of Hyperion to those customers who have purchased licenses and related Support for the ShowCase AS/400 Port from Hyperion or its partners and Hyperion shall pay SPSS the amount set forth in Section 2(g) above. The End User shall contract directly with Hyperion for the license and Support of the ShowCase AS/400 Port, and then SPSS shall provide First, Second and Third Support directly to such End Users on behalf of Hyperion. The parties shall in good faith define a mutually acceptable process for providing such Support to End Users before the Ported Hyperion System 9 Software becomes commercially available."

14.  Amend Section I of Exhibit A by adding the following Software:

         -    Hyperion System 9 BI+ Platform Bundle (All BI+ Modules)
         -    Hyperion System 9 BI+ Foundation
         -    Hyperion System 9 BI+ Interactive Reporting
         -    Hyperion System 9 BI+ Essbase Analytics
         -    Hyperion System 9 BI+ Enterprise Analytics
         -    Hyperion System 9 BI+ Web Analysis
         -    Hyperion System 9 BI+ Financial Reporting
         -    Hyperion System 9 BI+ Production Reporting
         -    Hyperion System 9 BI+ Production Reporting Stand-Alone
         -    Hyperion System 9 Planning & Essbase Analytics
         -    Hyperion System 9 Planning & Application-Specific Essbase
         -    Hyperion System 9 Planning Standard Edition

15. Amend Section II of Exhibit A by adding the following sentences immediately following the table:

     "Notwithstanding the foregoing, Hyperion does not grant to SPSS any right to distribute nor sublicense any Hyperion System 9 Software and successor versions (Ported or Non-Ported). For avoidance of doubt, any grant of license to distribute Software hereunder shall not apply to Hyperion System 9 Software and successor versions."

16. Delete the Option 1 and Option 2 tables in Section III of Exhibit A and replace it with the following tables and add the following paragraph to this Section III:

--------------------------------------------------------------------------------
                     EXISTING SHOWCASE AS/400 PORT CUSTOMERS
--------------------------------------------------------------------------------
                                 SUBLICENSE FEES
--------------------------------------------------------------------------------
                      Local List price, less *% discount**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       NEW SHOWCASE AS/400 PORT CUSTOMERS
--------------------------------------------------------------------------------
                                 SUBLICENSE FEES
--------------------------------------------------------------------------------
                      Local List price, less *% discount**
--------------------------------------------------------------------------------



*Confidential treatment requested; material has been filed separately with the Securities and Exchange Commission.

     Notwithstanding the foregoing Sublicense Fees, and solely during the period from the Effective Date of this Amendment until either such time that the ported Hyperion System 9 Software becomes commercially available or through December 31, 2007, whichever occurs first, the Sublicense Fees payable by SPSS to Hyperion shall be equal to the local list price, less *% discount**.

17.  Add a new Exhibit I, which is attached to this Fourth Amendment.

18.  The Second Amendment is hereby deleted in its entirety.

19. The terms and conditions of this Fourth Amendment shall supersede the terms and conditions of the Agreement in the event of a conflict. Otherwise, the terms and conditions of the Agreement remain unchanged and in full force and effect.


By signing this Fourth Amendment, the parties agree to the terms and conditions set forth herein as of the Fourth Amendment Effective Date written below.


HYPERION SOLUTIONS CORPORATION             SPSS, INC.

By  /s/ Robert Gersten                     By  /s/ Jack Noonan
  -----------------------------------        -----------------------------------

Name    Robert Gersten                     Name    Jack Noonan
    ---------------------------------           --------------------------------

Title   Chief Development Officer          Title   President and CEO
      -------------------------------            -------------------------------

AMENDMENT EFFECTIVE DATE:  January 3, 2007
                           ---------------
                           (To be completed by Hyperion)




*Confidential treatment requested; material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT I

                   SOURCE CODE ACCESS CONTROLS AND PROCEDURES



1. All Hyperion source code ("Source Code") delivered to SPSS pursuant to this Agreement will be stored at SPSS' facility in a source code repository, staged on an authorized user's workstation, or included in backup/archival media stored in a secure, offsite facility. The workstation on which any Source Code is staged shall be in a secure and controlled environment (for example, any SPSS location requiring badge-reader access for entry), or protected through encryption. SPSS shall grant access to the Hyperion Source Code only to SPSS employees and authorized contractors who require access for the purpose of performing the port of the Source Code, for development, maintenance and support of the ShowCase AS/400 Port contemplated by this Agreement, and for system administration for the system(s) storing the Source Code. All access to Hyperion Source Code shall be user-id and password protected.

2. All SPSS employees or subcontractors who have been pre-approved by Hyperion in writing pursuant to Section 2(a) of the Agreement ("Approved Subcontractors") who receive access to the Source Code will be advised that such Source Code is confidential information of Hyperion and that sharing source access user-ids or passwords is strictly forbidden.

3. SPSS and its Approved Subcontractors will maintain an audit log for all transactions concerning the granting or changing of access to Hyperion Source Code.

4. SPSS will notify Hyperion promptly (i.e., within five (5) business days) of the following information for individuals SPSS or its Approved Subcontractors authorized to access the Hyperion Source Code: name, status (employee or contractor), whether access is restricted or unrestricted, access start date, expected access end date (if known), the name of the authorizing manager, and the date authorization was granted. Hyperion must agree in advance to SPSS granting access to any contractor personnel.

5. Hyperion may request audit file reports on its Source Code access periodically, but no more than once a quarter unless Hyperion has a reasonable basis to believe that SPSS is not in compliance with this Exhibit. Hyperion can request from SPSS in writing an explanation of access activity of any individual at any time, including SPSS' grant of initial access, and SPSS agrees to respond to such requests in writing within five
     (5) business days. In the event that Hyperion is not satisfied with the SPSS explanation, then the individual whose access has been questioned by Hyperion shall be immediately denied access to the Hyperion Source Code unless and until such time as Hyperion consents to such access being restored.

                                   EXHIBIT II

                        LEVEL 1, 2 AND 3 SUPPORT SERVICES



SUPPORTED TECHNOLOGY


SPSS will answer support questions for the current release of the Software and one (1) prior release back. SPSS will provide corrections to known errors in the current release of the Software only if and when such corrections are made available by SPSS.

SUPPORT ACCESS:
SPSS shall only be required to provide support to the designated support contact of the customer.

PROBLEM PRIORITY:
All support requests will be assigned a tracking number by SPSS which will be provided to the customer's designated support representative. At the time a problem is reported, the requestor will be asked to provide an assessment of the impact the problem is having on the customer. The following designations will be used to assign problem severity:

> Severity 1 -- Critical problem. Application unavailable. No acceptable workaround available.
> Severity 2 - High Impact. Function limited or workaround difficult to implement.
> Severity 3 -- Low Impact. Cosmetic change such as screen wording or a typographical error.

HOURS OF OPERATION:
International Telephone Support Business Hours:
a. Americas:                       8:00 A.M. to 8:00 P.M. EST
b. Europe, Middle East, Africa:    8:30 to 18:00 GMT and CET
c. Japan:                          9:00 to 17:00 Japan Time
d. Asia Pacific:                   9:00 to 17:00 Singapore Time
                                   (does not include Japan)

SERVICE MEASURES:
Customer shall receive an initial response to their problem as follows:


--------------------------------------------------------------------------------
Severity          Reporting Method       Estimated Service Level
--------------------------------------------------------------------------------
1,2,3             Telephone              100% - Responded to in 4
                                         business hours
--------------------------------------------------------------------------------
1,2,3             Email                  100% - Responded to in 4
                                         business hours
--------------------------------------------------------------------------------

Customer shall receive updates on the reported problem as follows:

--------------------------------------------------------------------------------
Severity          Frequency
--------------------------------------------------------------------------------
1                 Daily (unless otherwise mutually agreed upon)
--------------------------------------------------------------------------------
2                 Daily (unless otherwise mutually agreed upon)
--------------------------------------------------------------------------------
3                 Weekly (unless otherwise mutually agreed upon)
--------------------------------------------------------------------------------

SPSS will also make available to customer access to an online knowledgebase. This online system can be accessed any time of the day or week.

                                   EXHIBIT III
                                  REFERRAL FORM

--------------------------------------------------------------------------------

        HYPERION GLOBAL PARTNER PROGRAM                     [HYPERION LOGO]

--------------------------------------------------------------------------------

    HYPERION MARKETING ASSISTANCE FEE (MAF)

                QUALIFYING FORM                              December 2006

================================================================================


Customer Name / Country
                                       -----------------------------------------

Global Region                           Americas         EMEA           APAC
NA Sales Region (Circle One)            West     Central      East    South-East
Named Account                YES    NO
Public Sector                YES    NO

Customer Contact Name & Phone
                                       -----------------------------------------
Siebel Opportunity ID
                                       -----------------------------------------
Date of Introduction
                                       -----------------------------------------
Anticipated Purchase Amount
                                       -----------------------------------------
Actual MAF%
                                       -----------------------------------------
Description of Opportunity
                                       -----------------------------------------


                           Hyperion Solutions Approval
--------------------------------------------------------------------------------
      Name           Organization              Signature        Date of Approval
--------------------------------------------------------------------------------
                 Direct Sales Manager
--------------------------------------------------------------------------------
                 Regional Sales Director
--------------------------------------------------------------------------------
                 Global Partner Programs
--------------------------------------------------------------------------------

                           Hyperion Solutions Approval
--------------------------------------------------------------------------------
      Name           Organization              Signature        Date of Approval
--------------------------------------------------------------------------------
                 GEO VP
--------------------------------------------------------------------------------
                 VP, Global Partner Sales
--------------------------------------------------------------------------------


Partner Information

Company Identification Number
                                       -----------------------------------------
Company Name
                                       -----------------------------------------
Contact Name & Title
                                       -----------------------------------------
Contact Email Address / Phone No#
                                       -----------------------------------------
Payment Method (Check or Wire)
                                       -----------------------------------------
Mailing Address/Account #
                                       -----------------------------------------

                                       -----------------------------------------


--------------------------------------------------------------------------------
Note: You may submit signed approved MAF forms via fax 408-496-7750 or email at partners@hyperion.com
--------------------------------------------------------------------------------